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Exhibit 10.16

AMENDMENT
TO
REVOLVING CREDIT PROMISSORY NOTE

        1.    Reference is made to that Revolving Credit Promissory Note dated April 5, 1993 in the principal amount of Eleven Million Dollars made and delivered by Perma-Bilt, a Nevada Corporation, a Nevada corporation, to Zenith National Insurance Corp., a Delaware corporation, (the "Note").

        2.    The undersigned hereby amends the Note by deleting the words "Eleven Million Dollars" wherever they appear in the Note as the principal amount and substituting "Twenty Million Dollars" in their place and by deleting the symbol and number "$11,000,000" wherever they appear in the Note as the principal amount and substituting "$20,000,000" in their place.

        3.    Except for the specific modification of the principal amount, the undersigned expressly reaffirm the terms and conditions of the Note.

Dated: November 10, 1995	Perma-Bilt, a Nevada Corporation, a Nevada corporation

	By:	/s/ DANIEL SCHWARTZ Daniel Schwartz President

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AMENDMENT TO REVOLVING CREDIT PROMISSORY NOTE